                          REDACTED FOR CONFIDENTIALITY

                                                                 EXHIBIT 10.11








                        Dated this 4th day of July, 1997




                                      Among


                       CHARTERED SILICON PARTNERS PTE LTD,


                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD


                                       and


                             HEWLETT-PACKARD COMPANY






                  --------------------------------------------


                LICENSE AND TECHNOLOGY TRANSFER AGREEMENT 64-224

                  --------------------------------------------


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
                                TABLE OF CONTENTS

RECITALS..........................................................................1

1.   Definitions..................................................................2

2.   License Grants...............................................................5

3.   Improvements and Amendments to Licensed Technology...........................6

4.   HP-Compatible Processes......................................................7

5.   Technology Transfer..........................................................8

6.   Term and Termination.........................................................9

7.   Consulting Employees........................................................11

8.   Warranty and Disclaimer and Defense of Claims...............................11

9.   Confidentiality.............................................................13

10.  General Provisions..........................................................14

ANNEX A..........................................................................19

ANNEX A-1 (C07)..................................................................20

ANNEX B..........................................................................21

ANNEX B-1 (C07)..................................................................22

ANNEX C..........................................................................24

ANNEX C-1........................................................................26

ANNEX C-2 (C07)..................................................................30

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
                LICENSE AND TECHNOLOGY TRANSFER AGREEMENT 64-224


        THIS LICENSE AND TECHNOLOGY TRANSFER AGREEMENT 64-224 (hereafter the "Agreement") is made this 4th day of July, 1997, (the "Effective Date") by and among Chartered Silicon Partners Pte Ltd, a Singapore corporation having a principal place of business at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 (the "Company"), Chartered Semiconductor Manufacturing Ltd., a Singapore corporation having a principal place of business at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 ("CSM") and Hewlett-Packard Company, a California corporation having a principal place of business at 3000 Hanover Street, Palo Alto, California 94304 ("HP"). The Company, CSM and HP are collectively referred to herein as "Parties" and individually referred to herein as a "Party."



                                    RECITALS

        Whereas CSM, Hewlett-Packard Europe B.V., a subsidiary of HP ("HP Europe"), and EDB Investments Pte Ltd ("EDBI") are parties to a Joint Venture Agreement dated as of 13 March, 1997 (the "JV Agreement") pursuant to which CSM, HP Europe and EDBI are shareholders in the Company;

        Whereas CSM and the Company have entered into a CSM Service Support Agreement dated as of the date hereof (the "CSM Services Agreement") pursuant to which CSM shall provide certain services to the Company, including research and development services;

        Whereas the Company and CSM are in the business of manufacturing and selling semiconductor wafers and integrated circuits;

        Whereas CSM owns or controls certain intellectual property rights relating to the manufacture of semiconductor wafers and integrated circuits and is willing to provide the Company and HP a license under such intellectual property rights;

        Whereas HP owns or controls certain intellectual property rights relating to the manufacture of semiconductor wafers and integrated circuits and is willing to provide the Company and CSM a license under such intellectual property rights;

        Whereas it is anticipated that the Company will develop or control certain intellectual property rights relating to the manufacture of semiconductor wafers and integrated circuits and the Company is willing to provide CSM and HP a license under such intellectual property rights;

        Whereas HP desires a source of semiconductor wafers utilizing processes compatible with HP's process technologies, such compatible processes to have architectures similar to those of HP such that layout rules and electrical design rules of HP are met and appropriate process, qualification, and reliability data may be conveyed to HP ("HP-Compatible Processes");

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
        Whereas the Company and CSM, or with the assistance of CSM, is willing to undertake and complete the process of development, evaluation, and implementation of HP-Compatible Processes; and

        Whereas the Company, CSM and HP desire to agree upon and execute agreements in respect of the manufacture and sale of semiconductor wafers and integrated circuits by the Company and CSM to HP (the "Manufacturing Agreements").


        THEREFORE, the Parties agree as follows:


                                    AGREEMENT

1.      Definitions

        1.1 "Affiliates" shall mean any corporation or other business entity in which a Party owns or controls, directly or indirectly, at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors; provided, however, that in any country where the local law does not permit foreign equity participation of at least 50%, then "Affiliate" shall include any company in which a Party owns or controls, directly or indirectly, the maximum percentage of such outstanding stock or voting rights permitted by local law. Notwithstanding the foregoing, the Company shall not be considered an "Affiliate" of CSM for purposes of this Agreement.

        1.2 "Company Licensed Technology" shall mean:

               1.2.1 Company Patents, defined as all classes or types of patents, utility models, and design patents of all countries of the world, which are issued, published or claiming inventions conceived prior to the date of termination of this Agreement and which arise out of the inventions made by one or more employees of the Company or an Affiliate of the Company, or under which and to the extent to which and subject to the conditions under which the Company or an Affiliate of the Company may have, as of the Effective Date of this Agreement, or may thereafter during the term of this Agreement acquire the right to grant licenses or rights of the same or lesser scope granted herein without the payment of royalties or other consideration to third parties, except for payments to third parties for inventions made by said third persons while engaged by the Company or an Affiliate of the Company.

               1.2.2 Company Technical Information, defined as technical information developed by the Company which the Company or Affiliates of the Company are not prevented by any law or existing agreement from disclosing to CSM or HP for the purposes set forth in this Agreement.


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
               1.2.3 Company Confidential Information, defined as all proprietary information relating to the subject matter of this Agreement disclosed during the term of this Agreement, and designated with an appropriate legend of confidentiality by the Company or an Affiliate of the Company, and disclosed by the Company or an Affiliate of the Company to CSM or HP in written, graphic, or model form, or in the form of a computer program, data base, or electronically stored document, and any derivation thereof, and designated with an appropriate legend of confidentiality, where possible in writing, or if disclosed orally or visually, is identified within thirty (30) days after such oral or visual disclosure.

        1.3 "CSM Licensed Technology" shall mean:

               1.3.1 CSM Patents, defined as all classes or types of patents, utility models, and design patents of all countries of the world relating to the CSM process technology described in Annex A as amended from time to time (the "CSM Process Technology"), which are issued, published or claiming inventions conceived prior to the date of termination of this Agreement and which arise out of the inventions made by one or more employees of CSM or an Affiliate of CSM, or under which and to the extent to which and subject to the conditions under which CSM or an Affiliate of CSM may have, as of the Effective Date of this Agreement, or may thereafter during the term of this Agreement acquire the right to grant licenses or rights of the same or lesser scope granted herein without the payment of royalties or other consideration to third parties, except for payments to third parties for inventions made by said third persons while engaged by CSM or an Affiliate of CSM.

               1.3.2 CSM Technical Information, defined as the technical information described in Annex A as amended from time to time and which CSM or Affiliates of CSM are not prevented by any law or existing agreement from disclosing to the Company or HP for the purposes set forth in this Agreement. CSM Technical Information disclosed to the Company or HP shall be substantially the same information, in substantially the same form as CSM uses for its own internal purposes with respect to the CSM Process Technology. Notwithstanding the foregoing, CSM Technical Information shall include technical information developed by CSM in the course of CSM's research and development activities for which all or a portion of the expenses are allocated to the Company pursuant to the CSM Services Agreement regardless of whether such technical information is described on Annex A.

               1.3.3 CSM Confidential Information, defined as all proprietary information relating to the subject matter of this Agreement disclosed during the term of this Agreement, and designated with an appropriate legend of confidentiality by CSM or an Affiliate of CSM, and disclosed by CSM or an Affiliate of CSM to the Company or HP in written, graphic, or model form, or in the form of a computer program, data base, or electronically stored document, and any derivation thereof, and designated with an appropriate legend of confidentiality, where possible in writing, or if disclosed orally or visually, is identified within thirty (30) days after such oral or visual disclosure.

        1.4 "GSS" shall mean General Semiconductor Standards as propagated by HP from time to time. The GSS is defined in HP document no. A-5951-7600-1.


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
        1.5 "HP Licensed Technology" shall mean:

               1.5.1 HP Patents, defined as all classes or types of patents, utility models, and design patents of all countries of the world relating to the HP process technology described in Annex B as amended from time to time (the "HP Process Technology"), which are issued, published or claiming inventions conceived prior to the date of termination of this Agreement and which arise out of the inventions made by one or more employees of HP or an Affiliate of HP, or under which and to the extent to which and subject to the conditions under which HP or an Affiliate of HP may have, as of the Effective Date of this Agreement, or may thereafter during the term of this Agreement acquire the right to grant licenses or rights of the same or lesser scope granted herein without the payment of royalties or other consideration to third parties, except for payments to third parties for inventions made by said third persons while engaged by HP or an Affiliate of HP.

               1.5.2 HP Technical Information, defined as the technical information described in Annex B as amended from time to time and which HP or Affiliates of HP are not prevented by any law or existing agreement from disclosing to the Company or CSM for the purposes set forth in this Agreement. HP Technical Information disclosed to the Company or CSM shall be substantially the same information, in substantially the same form as HP uses for its own internal purposes with respect to the HP Process Technology.

               1.5.3 HP Confidential Information, defined as all proprietary information relating to the subject matter of this Agreement disclosed during the term of this Agreement, and designated with an appropriate legend of confidentiality by HP or an Affiliate of HP, and disclosed by HP or an Affiliate of HP to the Company or CSM in written, graphic, or model form, or in the form of a computer program, data base, or electronically stored document, and any derivation thereof, and designated with an appropriate legend of confidentiality, where possible in writing, or if disclosed orally or visually, is identified within thirty (30) days after such oral or visual disclosure.

        1.6 "Licensed Technology," "Technical Information" and "Confidential Information" shall refer individually to the Licensed Technology, Technical Information and Confidential Information of CSM, HP and the Company or collectively to the CSM Licensed Technology, HP Licensed Technology and Company Licensed Technology; CSM Technical Information, HP Technical Information and Company Technical Information; and CSM Confidential Information, HP Confidential Information and Company Confidential Information; as the context requires.

        1.7 "Project IP" has the meaning given in Clause 3.1.

        1.8 "Residual Knowledge" shall mean Technical Information or Confidential Information in intangible form that may be retained in the minds of a Party's employees who have authorized access to such Technical Information or Confidential Information.

        1.9 "Subsidiary" has the meaning given in Clause 10.3.


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
REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


        1.10 "Successful GSS Qualification" shall have the meaning defined in Annex C, as amended from time to time.

        1.11 "Successful Technology Transfer" shall have the meaning defined in Annex C, as amended from time to time.

        1.12 "Test Vehicle" shall mean the artwork and/or processed silicon containing a circuit and test structures intended to be used to develop, qualify, and monitor the HP-Compatible Processes.


2.      License Grants

        2.1 By CSM:

               2.1.1 CSM hereby grants to each of the Company and HP a ******** ************************************* right and license without right of sublicense under CSM Licensed Technology to use the CSM Technical Information, to import, to make (but not have made), use, sell, or otherwise dispose of semiconductor wafers and integrated circuits.

               2.1.2 No right or license is granted to the Company, HP or their respective Affiliates to utilize or reverse engineer CSM Technical Information to derive or design products or processes except as expressly provided for herein; however, the Company and HP may modify or prepare derivative works of CSM Technical Information solely for the purpose of integrated circuit yield, process compatibility enhancements, and incorporation into Company and HP processes, respectively.

        2.2 By HP:

               2.2.1 HP hereby grants to each of the Company and CSM a ********* ************************************* right and license without right of sublicense under HP Licensed Technology to use the HP Technical Information, to import, make (but not have made), use, sell, or otherwise dispose of semiconductor wafers and integrated circuits.

               2.2.2 No right or license is granted to the Company, CSM or their respective Affiliates to utilize or reverse engineer HP Technical Information to derive or design products or processes except as expressly provided for herein; however, the Company and CSM may modify or prepare derivative works of HP Technical Information solely for the purpose of integrated circuit yield, process compatibility enhancements, and incorporation into Company and CSM processes, respectively.

        2.3 By the Company:


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
REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


        The Company hereby grants to each of CSM and HP a ********************** ************************ right and license with right of sublicense under the Company Licensed Technology to use the Company Technical Information, to import, make and have made, use, sell or otherwise dispose of semiconductor wafers and integrated circuits.

        2.4 Ownership:

        Each of the Company, CSM and HP shall retain all right, title, and interest in their respective Licensed Technology. Other than as specifically provided in this Clause 2, no right or license under patents or other intellectual property of such Party is granted, either directly, by implication, estoppel, or otherwise.


3.      Improvements and Amendments to Licensed Technology

        3.1 Project IP

        "Project IP" means any discovery, improvement, invention, mask work, or work of authorship which relates to any Licensed Technology and which is conceived, made or developed during the life of the Agreement solely by any Party or jointly by any two or more Parties, except any discovery, improvement, invention, mask work, or work of authorship solely made by one Party and related solely to the Licensed Technology of that party. Project IP which is solely developed by one party will be solely owned by such developing party. Jointly developed Project IP will be jointly owned by the developing Parties. By mutual agreement of the Parties, Project IP conceived, made or developed by the personnel of one or two Parties but to a significant portion funded by another Party may be deemed jointly developed by the developing and funding Parties. In the absence of such agreement, for the purposes of this Clause 3.1, a Party will be considered a developing Party of a particular Project IP if that Party provides a significant contribution either by way of personnel or funding towards the development of that particular Project IP.

        Notwithstanding the foregoing, any discovery, improvement, invention, mask work, or work of authorship made by the Company during the life of this Agreement will be deemed Project IP developed jointly by CSM and HP.

        3.2 License to Project IP

        Each Party grants each other Party a license under any Project IP it will own - solely or jointly with one or more other Parties - to make derivative works of such Project IP and to import, make, have made, use, sell, or otherwise dispose of semiconductor wafers and integrated circuits.

        3.3 Sublicense of Project IP


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
        A Party who grants to a third party a license under such Party's process technology may grant sublicenses under the license grant of Clause 3.2 in respect of Project IP applicable to such licensed process technology.

        3.4 Notification Discovery and Assistance with IP Protection

        Upon making a discovery, improvement, invention, mask work creation, or work of authorship related to any Licensed Technology, the developing Party shall promptly notify the other Parties and a decision regarding the obtaining of formal intellectual property protection shall be made among the Parties on a case by case basis. If the developing Party of a Project IP elects to not seek formal intellectual property protection for such Project IP, a non-developing Party may request consent of the developing Party to file for formal intellectual property protection for such Project IP in the name of the developing Party. The Party filing for formal intellectual property protection shall be given all reasonable and proper support and aid by the non-filing Parties and shall pay all expenses associated with the filing and maintenance of the formal intellectual property protection.

        3.5 Amendments to Annexes

        The Parties shall use commercially reasonable efforts to amend Annexes A and B to this Agreement relating to Licensed Technology as quickly as practicable upon the recommendations of the Technology Committee (as defined in the JV Agreement).


4.      HP-Compatible Processes

        4.1 HP-Compatible Process Roadmap

        The Company and CSM hereby agree that, upon HP's request, the Company - with the assistance of CSM - will undertake and complete the process of developing, evaluating and implementing HP-Compatible Processes. The Company, CSM and HP will develop and agree upon a roadmap for each HP-Compatible Process (a "HP-Compatible Process Roadmap") which shall include but not be limited to designation of a technology transfer manager, HP specifications for the applicable technology process, a schedule listing milestones and deliverables for technology transfer, allocation of expenses, qualification specifications and reliability monitoring specifications. A template for a HP-Compatible Process Roadmap is set forth on Annex C. Each HP-Compatible Process Roadmap shall be attached to this Agreement and shall be successively numbered as Annexes C-1, C-2, etc.

        4.2 Deliverables on Roadmap

        Each of the Company, CSM (if applicable) and HP shall deliver those items specified in a HP-Compatible Roadmap to one another as specified no later than the date specified therein.

        4.3 Test Vehicle Reticle


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
        The Company - with the assistance of CSM - shall generate the test vehicle reticle, process development, and qualification lots and shall assume the cost and effort for process development, qualification, and on-going monitoring.

        4.4 Completion

        The Company, CSM (if applicable) and HP shall acknowledge the completion of a Successful Technology Transfer and Successful GSS Qualification by a written notification duly executed by the Company, CSM (if applicable) and HP.

        4.5 Technology Transfer Managers

        In each HP-Compatible Process Roadmap, the Company, CSM (if applicable) and HP shall each designate a technology transfer manager (the "Technology Transfer Manager") who shall have the responsibility to successfully implement the technology transfer as well as to be the focal point of issue resolution. Written notice of a change of Technology Transfer Manager shall be provided to the other Parties not later than 15 days after such change has been implemented.

        4.6 No Technical Assistance

        Except as set forth in a HP-Compatible Process Roadmap or this Agreement, HP shall have no obligation to provide technical assistance to the Company or CSM.


5.      Technology Transfer

        5.1 Transfer upon Request by Party

        Upon request by one Party (the "Requesting Party") to another Party (the "Transferring Party"), the Transferring Party shall transfer its Technical Information to the Requesting Party and shall provide the Requesting Party with reasonable assistance in adopting such Technical Information.

        5.2 Technology Transfer Expenses according to Roadmap

        With respect to HP-Compatible Processes, expenses will be borne by the Parties in accordance with the applicable HP-Compatible Process Roadmap as set forth in Annex C.

        5.3 Requesting Party bears Expenses

        Except as otherwise provided in this Agreement, a Party requesting a transfer of and receiving technology hereunder shall pay for all costs and expenses incurred in such transfer on a time and materials cost basis which will be mutually agreed between the Requesting Party and


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
the Transferring Party, on a case by case basis. For the avoidance of doubt, costs and expenses incurred in such a transfer which are paid or payable under the CSM Services Agreement shall not be paid or payable under this Agreement.


6.      Term and Termination

        6.1 Term Generally

        The term of this Agreement shall commence as of the Effective Date and shall continue for so long as the JV Agreement is effective unless earlier terminated in writing in accordance with this Clause 6. In the event that either HP's or CSM's Shareholding Percentage (as defined in the JV Agreement) decreases below 10 percent, the Parties will meet in good faith to determine appropriate modifications to the rights and obligations of each Party under this Agreement with respect to further grants of licenses under Project IP (pursuant to Clause 3.2), the development, evaluation and implementation of future HP-Compatible Processes (pursuant to Clause 4) and the transfer of future Technical Information (pursuant to Clause 5). Notwithstanding the foregoing, if CSM or HP sells or otherwise transfers (other than to a Permitted Transferee, as such term is defined in the JV Agreement) all of its shares in the Company, then this Agreement will terminate as to such Party.

        6.2 Termination for Breach

        This Agreement may be terminated by a Party with respect to another Party who materially breaches the terms of this Agreement, if such breaching Party fails to remedy the breach within thirty (30) days (or such other period either set forth in a HP-Compatible Process Roadmap or as agreed by the Parties) after receipt of written notice from the terminating Party specifying the alleged breach. Thereafter, the non-breaching Party shall give written notice of termination to the breaching Party and the other non-breaching Party and upon the giving of such notice of termination, this Agreement shall terminate on the thirtieth (30th) day (or the day on which any alternate cure period ends) after such notice is received by the breaching Party.

        6.3 Termination for Breach does not Release Breaching Party

        Any termination for breach pursuant to this Clause 6 shall not relieve the breaching Party of any obligation or liability accrued hereunder prior to such termination, and such termination shall not affect in any manner any rights of a non-breaching Party under this Agreement, or rescind, or give rise to any right to rescind, anything done by the breaching Party or any payments made or other consideration given to a non-breaching Party hereunder prior to the time such termination becomes effective.

        6.4 Termination by Written Notice

        Any Party hereto shall have the right to terminate this Agreement by giving written notice of termination to the other Parties any time upon or after
(a) the filing by any other Party of a


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
petition in bankruptcy or insolvency, (b) any adjudication that any other Party is bankrupt or insolvent, (c) the filing by any other Party under any law relating to bankruptcy or insolvency, (d) the appointment of a receiver for all or substantially all of the property of any other Party, (e) the making by any other Party of any assignment or attempted assignment of this Agreement for the benefit of creditors, or (f) the institution of any proceedings for the liquidation or winding up of any other Party's business or for the termination of its corporate charter. Upon the giving of such notice of termination, this Agreement shall be terminated.

        6.5 Effect of termination:

               6.5.1 In the event of termination of this Agreement on a date later than twelve (12) months after the Effective Date of this Agreement:

                      (a) The license grants set forth in Clauses 2, 3.2, and
3.3 and the Warranty provisions contained in Clause 8 of this Agreement survive such termination; and

                      (b) Upon written request of any Party who has disclosed Technical Information or Confidential Information under this Agreement ("Disclosing Party") to a Party who has received such information ("Receiving Party"), the Receiving Party must exercise reasonable efforts to return to the Disclosing Party or destroy all Technical Information and Confidential Information of the Disclosing Party, and all copies and derivatives thereof, unless such Technical Information, Confidential Information, copies or derivatives are necessary to exercise the license grants set forth in Clauses 2, 3.2, and 3.3.

                      (c) In the event of termination of this Agreement by CSM or HP:

                           (i) For a period of six (6) months following the date
of termination, CSM and HP shall - unless otherwise mutually agreed - continue to perform their obligations with respect to the development, evaluation or implementation of any process or technology provided that the nature and scope of such development, evaluation, and implementation has been defined by the Parties; and

                           (ii) The rights and obligations set forth in Clause 5
shall - unless otherwise mutually agreed - continue for a period of twelve (12) months from the date of termination.

               6.5.2 In the event of termination of this Agreement, prior to or on the date twelve (12) months following the Effective Date of this Agreement:

                      (a) The license grants set forth in Clause 2, 3.2, and 3.3 and the Warranty provisions contained in Clause 8 shall terminate; and

                      (b) Upon written request of any Party who has disclosed Technical Information or Confidential Information under this Agreement ("Disclosing Party") to a Party who has received such information ("Receiving Party"), the Receiving Party must exercise


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
reasonable efforts to return to the Disclosing Party or destroy all Technical Information and Confidential Information of the Disclosing Party, and all copies and derivatives thereof.

               6.5.3 Additionally, in the event of termination of this Agreement
- whether on, before or after twelve (12) months from the Effective Date of this
Agreement:

                      (a) All other rights and obligations - not explicitly addressed in Paragraph 6.5.1 and 6.5.2 which by their nature survive the expiration or termination of this Agreement shall remain in effect, including the Confidentiality provisions contained in Clause 9 of this Agreement; and

                      (b) All Parties shall be entitled to use, for any purpose, Residual Knowledge.


7.      Consulting Employees

        Representatives and personnel of the Company, CSM and HP, who are present on each other's premises in connection with the performance of this Agreement, shall be subject to all rules and regulations prevailing on such premises during such time.


8.      Warranty and Disclaimer and Defense of Claims

        8.1 Warranty and Disclaimer

        The Company, CSM and HP, for themselves and their respective Affiliates, each respectively warrant that it has the right to grant the licenses and rights set forth in this Agreement. No Party assumes any responsibility for enforcement of any intellectual property rights against third parties. All items transferred under this Agreement, including any Technical Information, are provided "AS IS". The Company, CSM and HP, for themselves and their respective Affiliates, each respectively represents that it is not aware of any claims of patent infringement asserted against their respective Licensed Technologies. Neither the Company, CSM, HP or any of their respective Affiliates make any warranty as to the accuracy, sufficiency, or suitability of any Technical Information, Confidential Information or technical assistance provided under this Agreement. THE COMPANY, CSM, HP AND THEIR RESPECTIVE AFFILIATES DISCLAIM ALL OTHER WARRANTIES, INCLUDING, WITHOUT LIMITATION, WARRANTY OF NON-INFRINGEMENT OF PATENT RIGHTS AND IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Remedies provided in this Agreement are the sole and exclusive remedies of the Parties. Except as provided in a subsequent commercial agreement (e.g. any Manufacturing Agreement negotiated or entered into among the Parties), no Party shall in any event be liable for indirect, special, reliance, incidental, or consequential loss or damage of any kind arising out of or under this Agreement, whether in an action for or arising out of alleged breach of warranty, alleged breach of Agreement, delay, negligence, strict liability, or otherwise.

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
        8.2 Defense Of Intellectual Property Infringement Claims And Proceedings

               8.2.1 If a claim or proceeding is brought against the Company alleging the Company's infringement of a third party's intellectual property resulting from the Company's exercise of the license and right in HP Licensed Technology granted in this Agreement, upon the Company's request, HP will use commercially reasonable efforts to:

                      (a) At the Company's expense, provide the Company with assistance in the defense of such claims or proceedings including providing the Company access to HP personnel involved in developing the HP Licensed Technology, and providing the Company access to relevant information, including without limitation, technical information of HP; and

                      (b) At the Company's expense, make one or more HP employees available to testify as expert witnesses as well as witnesses of fact at depositions and trials.

               8.2.2 If a claim or proceeding is brought against the Company alleging the Company's infringement of a third party's intellectual property resulting from the Company's exercise of the license and right in CSM Licensed Technology granted in this Agreement, upon the Company's request, CSM will use commercially reasonable efforts to:

                      (a) At the Company's expense, provide the Company with assistance in the defense of such claims or proceedings including providing the Company access to CSM personnel involved in developing the CSM Licensed Technology, and providing the Company access to relevant information, including without limitation, technical information of CSM; and

                      (b) At the Company's expense, make one or more CSM employees available to testify as expert witnesses as well as witnesses of fact at depositions and trials.

               8.2.3 If a claim or proceeding is brought against CSM alleging CSM's infringement of a third party's intellectual property resulting from CSM's exercise of the license and right in HP Licensed Technology granted in this Agreement, upon CSM's request, HP will use commercially reasonable efforts to:

                      (a) at CSM's expense, provide CSM with assistance in the defense of such claims or proceedings including providing CSM access to HP personnel involved in developing the HP Licensed Technology, and providing CSM access to relevant information, including without limitation, technical information of HP; and

                      (b) at CSM's expense, make one or more HP employees available to testify as expert witnesses as well as witnesses of fact at depositions and trials.

               8.2.4 If a claim or proceeding is brought against HP alleging HP's infringement of a third party's intellectual property resulting from HP's exercise of the license and right in


--------------------------------------------------------------------------------
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                                       12

CSM Licensed Technology granted in this Agreement, upon HP's request, CSM will use commercially reasonable efforts to:

                      (a) at HP's expense, provide HP with assistance in the defense of such claims or proceedings including providing HP access to CSM personnel involved in developing the CSM Licensed Technology, and providing HP access to relevant information, including without limitation, technical information of CSM; and

                      (b) at HP's expense, make one or more CSM employees available to testify as expert witnesses as well as witnesses of fact at depositions and trials.


9.      Confidentiality

        9.1 Standard of Care

        The receiving Party shall not disclose Technical Information or Confidential Information of any other Party hereto to any third party without prior written approval from the disclosing Party and any disclosure of Technical Information or Confidential Information of any other Party hereto to employees of the receiving Party shall be only on a need to know basis. Use of Technical Information or Confidential Information by the receiving Party shall be limited to achieving the purposes of this Agreement. The receiving Party shall protect Technical Information or Confidential Information of the disclosing Party by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized, use, dissemination, or publication of such Technical Information or Confidential Information as the receiving Party uses to protect its own confidential information of a like nature.

        9.2 Test Vehicles

        While the Company and CSM may share data collected from Test Vehicles with other Company and CSM customers, no physical wafers, or parts of wafers, that contain parts of any Test Vehicle data may be shared by the Company or CSM with any third party without HP's prior written consent. Further, HP considers its artwork to be confidential and proprietary; the Company and CSM shall not disclose any artwork of HP to any third party without HP's prior written consent.

        9.3 Exceptions

        No obligation under Clauses 9.1 and 9.2 is imposed upon the receiving Party with respect to Technical Information or Confidential Information which:
(a) was in the receiving Party's possession before receipt from the disclosing Party; (b) is or becomes a matter of public knowledge through no fault of the receiving Party; (c) is rightfully received by the receiving Party from a third party without a duty of confidentiality; (d) is disclosed by the disclosing Party to a third party without a duty of confidentiality on the third party; (e) is independently developed


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                                       13
by the receiving Party; (f) is disclosed under operation of law; or (g) is disclosed by the receiving Party with the prior written approval of the disclosing Party.

        9.4 Adherence to Laws and Regulations

        Each Party shall adhere to all applicable laws, regulations, and rules relating to the export of technical data, and shall not export or re-export any technical data, any products received from a disclosing Party, or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations, or rules unless properly authorized.


10.     General Provisions

        10.1 Entire Agreement

        This Agreement and the Annexes attached hereto, constitute the entire agreement among the Parties relating to the subject matter of the Agreement and supersede all prior proposals, agreements, representations, and other communications among the Parties with respect to the subject matter of this Agreement, including, without limitation any Confidential Disclosure Agreement executed among the Parties or between any two Parties hereto. The Parties agree that any subsequent commercial agreement among the Parties shall not be affected by any of the provisions of this Agreement and shall therefore continue in full force and effect after it is signed by the Parties.

        10.2 Changes in Writing

        No change in the provisions of this Agreement shall be valid unless in writing and executed by all of the Parties.

        10.3 Subsidiaries

        Except as otherwise specifically provided in this Agreement, the Parties agree that this Agreement will apply to a Party's Subsidiaries so long as such Subsidiaries agree to comply fully with the obligations imposed on that Party by this Agreement. Each Party will remain fully responsible for actions and omissions of its Subsidiaries relative to rights granted under this Clause 10.3. A business entity will be deemed a "Subsidiary" of a Party if that Party now or hereafter owns or controls, directly or indirectly, a majority of the entity's stock entitled to vote for election of directors, or has an equivalent majority control in the case of a non-corporate entity such as a partnership. Such a business entity will be deemed a Subsidiary of the Party for only so long as such ownership or control actually exists.

        10.4 Governing Law

        This Agreement shall be governed by the substantive laws of Singapore. The Parties hereby specifically exclude the application to this Agreement of the United Nations Convention


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                                       14
on Contracts for the International Sale of Goods. The Parties hereby submit to the non-exclusive jurisdiction of the courts of Singapore.

        10.5 Transfer or Assignment

        This Agreement may not be assigned, delegated, or subcontracted to any third party, including without limitation any Affiliate of a Party, without the prior written consent of the other Parties. A merger, consolidation, sale or transfer of more than 50 percent of the ownership interests of any Party, or the sale of all or substantially all the assets of any Party, shall be deemed an assignment that requires the prior written consent of the other Parties, which consent will not be unreasonably withheld. Any purported assignment, delegation, or subcontracting of this Agreement shall be void. Except as specifically described herein, the licenses and rights granted hereunder may not be sublicensed by any Party without the prior written consent of the other Parties. Subject to the foregoing, this Agreement will bind and inure to the benefit of the Parties and their respective successors and permitted assigns.

        10.6 Force Majeure

        If the performance of this Agreement or any obligations hereunder is prevented, restricted or interfered with by reason of fire or other casualty or accident, strikes or labor disputes, war or other violence, any law, order, proclamation, ordinance, demand or requirement of any government agency, or any other act or condition beyond the control of the Parties hereto, the Party so affected upon giving prompt notice to the other Parties shall be excused from such performance during such prevention, restriction or interference for a period of up to one hundred twenty (120) days. If the prevention, restriction or interference continues for more than one hundred twenty (120) days, the Party whose performance is prevented shall have no liability to the other Parties, but the other Parties shall have the right to terminate this Agreement with respect to such Party immediately upon written notice if performance shall not have resumed within one hundred eighty (180) days after the initial interruption of performance.

        10.7 No Waiver of Rights by Delay in Action

        The failure or delay of any Party in exercising any of its rights hereunder, including any rights with respect to a breach or default by any other Party, shall in no way operate as a waiver of such rights or prevent the assertion of such rights with respect to any later breach or default by such other Party.

        10.8 Severability

        Should any provision of this Agreement be held to be unenforceable, such ruling shall not affect the validity and enforceability of the remaining provisions of this Agreement.

        10.9 Notices


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                                       15

        Any notice or acceptance provided for in this Agreement shall be in writing and deposited with the post office or a package courier specifying "next-day delivery" or equivalent, with appropriate postage applied, receipt signature required, and shall be deemed to have been given on the date such communication is received by the Party to whom it is addressed. Any such notice or acceptance shall be addressed to:


        Chartered Silicon Partners Pte Ltd                Telephone: (65) 362 2838
        Legal Department                                  Facsimile:  (65) 362 2909
        60 Woodlands Industrial Park D
        Street 2, Singapore 738406

        Chartered Semiconductor Manufacturing Ltd         Telephone: (65) 362 2838
        Legal Department                                  Facsimile:  (65) 362 2909
        60 Woodlands Industrial Park D
        Street 2, Singapore 738406

        Hewlett-Packard Company                           Telephone: (01)(415) 857 1501
        Attn: General Counsel                             Facsimile:  (01)(415) 857 4392
        3000 Hanover Street, MS 20BQ
        Palo Alto, CA, U.S.A. 94304


        10.10 Headings

        The headings used in this Agreement are for reference and convenience only and shall not be used in interpreting the provisions of this Agreement.

        10.11 Independent Contractors

        None of the provisions of this Agreement shall be construed to make any Party an agent of or joint venturer with any other Party for any purpose.

        10.12 Trademark Usage

        None of the provisions of this Agreement shall be construed as conferring any right to use in advertising, publicity, or other promotional activities the trademarks, tradenames, or other designations of any Party or their respective Affiliates by any other Party.

        10.13 Confidentiality of Agreement

        The Company, CSM and HP agree not to disclose the existence of this Agreement or the rights granted under it in any promotional activity without the other Parties' express written approval. Press releases or other like publicity or advertising of any Party which mentions any other Party by name shall be approved in writing by such other Party prior to release. To the extent required, a Party shall have the right to change or correct such materials at its own expense prior to the release of such material by the other Parties.


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                                       16

        10.14 Registration of Agreement

        Each Party shall register this Agreement when required by its local law, to pay all costs and legal fees connected therewith, and to otherwise ensure that the applicable laws affecting this Agreement are satisfied.

        10.15 Language

        The language of this Agreement and any notices or acceptances hereunder shall be English.

        10.16 Annexes

        All Annexes listed in this Clause 10.16 and attached to this Agreement shall be deemed a part of this Agreement and incorporated herein by reference.


             A      CSM Licensed Technology
             B      HP Licensed Technology
             C      HP-Compatible Process Roadmap Template
            C-1     HP-Compatible Process Roadmap: C10


        10.17 Same Terms in Annexes

        Terms which are defined in this Agreement and used in any Annex shall have the same meaning in the Annex as in this Agreement.


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                                       17

        IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date stated above.




  /s/ Rick Kenneth Hodgman                       /s/ Tan Bock Seng
--------------------------------------         ----------------------------------------
Rick Kenneth Hodgman                           Tan Bock Seng
General Manager                                President & CEO
Chartered Silicon Partners Pte Ltd             Chartered Semiconductor Manufacturing Ltd
60 Woodlands Industrial Park D,                60 Woodlands Industrial Park D,
Street 2, Singapore 738406                     Street 2, Singapore 738406



  /s/ Alan W. Marty
----------------------------------------
Alan W. Marty
General Manager, Integrated Circuit
  Business Division
Hewlett-Packard Company
3000 Hanover Street, MS 20BQ
Palo Alto, CA, U.S.A. 94304


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                                       18

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                     ANNEX A

                             CSM LICENSED TECHNOLOGY


Listed below are the relevant documentation and specifications that describes some of CSM's ******* logic technologies.


Description                                               Documentation #
-----------                                               ---------------
****** Process Starting Material Spec                     2ERWF-0100
****** Topological Design Rule Spec                       C-DR-4019
****** Polycide Mask Bias Table Spec                      YI-040-BT002
****** Polycide Process Run Sheet Spec                    3YP-090-RS005
****** Polycide Non-Proprietary Process Flow Spec         3YP-090-RN001
****** Polycide Proprietary Process Flow Spec             YI-042-RP004
****** Polycide Reliability Spec                          YI-042-DR001
****** Polycide Spice Model Spec                          YI-042-SM001
****** Polycide Electrical Parameters Spec                YI-42-ET001
****** Polycide Electrical Test Spec                      YI-42-ET004
****** Salicide Process Run Sheet Spec                    3YP-090-RS010
****** Salicide Proprietary Process Flow Spec             YI-071-RP001
****** Salicide Mask Bias Table Spec                      YI-091-BT003
****** Salicide Reliability Spec                          YI-042-DR001
****** Salicide Spice Model Spec                          YI-075-SM001
****** Salicide Electrical Parameters Spec                3YP-118-ET001
****** Salicide Electrical Test Spec                      3YP-118-ET002
Fab 3 6" Reticle Specification for Steppers               3ML-001-AS001


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                                       19

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                 ANNEX A-1 (C07)

                             CSM LICENSED TECHNOLOGY

Listed below are the relevant documentation and specifications that describe some of CSM's ****** logic technologies.


DESCRIPTION                               DOCUMENTATION #
-----------                               ---------------
****                                      YI-079-RS002
****                                      YI-079-SM001
****                                      YI-079-IA001
****                                      YI-079-PT002
****                                      YI-079-SM003
****                                      YI-079-EP001
****                                      YI-079-DC001
****                                      YI-079-DR001
****                                      YI-079-ET003

Agreed among:



/s/ Rick Hodgman                    /s/ John Martin                     /s/ Lance Mills
-------------------------------     -------------------------------     -------------------------------
Rick Hodgman                        John Martin                         Lance Mills
General Manager                     Vice President                      Division R&D Manager
Chartered Silicon Partners          Technology Development              Integrated Circuit Business
Pte Ltd                             Chartered Semiconductor             Division
Date:   1 April 1999                Manufacturing Ltd                   Hewlett-Packard Company
                                    Date:   12 April 1999               Date:   31 March 1999


--------------------------------------------------------------------------------
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                                       20

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                     ANNEX B

                             HP LICENSED TECHNOLOGY



Listed below are the relevant documentation and specifications that describes HP ************************* (referred to as generic C10 process) logic technologies:


Description                                                                 Document #
-----------                                                                 ----------
HP C14/C10 200 mm Diameter Silicon Epitaxial Wafer Specification            A-4340-0411-1
HP C10 Design Reference Manual, including:                                  A-5960-7198-1
- Chapter 1: Introduction                                                   A-5960-7198-3
- Chapter 2: Device Characteristics                                         A-5960-7198-4
- Chapter 3: Interconnect Characteristics                                   A-5960-7198-5
- Chapter 4: Layout Rules                                                   A-5960-7198-6
- Chapter 5: Reliability Rules                                              A-5960-7198-7
- Chapter 6: Pad Design Rules                                               A-5960-7198-8
- Chapter 7: Additional Artwork Requirements                                A-5960-7198-9
- Chapter 8: Artwork Verification                                           A-5960-7198-10
- Chapter 9: Mask Generation                                                A-5960-7198-11
- Chapter 10: Wafer Manufacturing Services                                  A-5960-7198-12
- Chapter 11: Functional Test Services                                      A-5960-7198-13
- Chapter 12: Packaging                                                     A-5960-7198-14
- Chapter 13: Quality                                                       A-5960-7198-15
HP C10  6" Process Flow and Recipe Specification
HP C10  Spice Model Specification
HP C10 CAPT (Computer Automated Parametric Test)  Specification
HP C10 CAPT Test Program and Hardware Specification
HP C10 SAPT (Super Automated Parametric Test) Specification
HP C10 SAPT Test Program and Hardware Specification
HP C10 PDV (Process Development Vehicle) Specification
HP C10 PDV SRAM, Schematic,  Artwork, Functional Description, Test Program
and Hardware Specifications

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                                       21

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


                                 ANNEX B-1 (C07)

                             HP LICENSED TECHNOLOGY

Listed below are the relevant documentation and specifications describing HP ****** logic technologies that have been transferred as part of the startup of the C07 project:


DESCRIPTION                                                                     DOCUMENT #
-----------                                                                     ----------
ICBD 200mm Diameter CMOS07 Silicon Epitaxial Wafer Specification

CMOS07 Process Flow

CMOS07 Design Rule Manual                                                       Dwg. #A-5964-2496-1

Bias table

Qualification plan

1QP4 Test Chip
                  -1A reticle set from Corvallis

                  -GDS2 artwork database

                  -track list & description, floorplan and track placement
                  -Mosaid software
                  -Nikon setup file

Module Transfer Specifications
                  -contact etch
                  -dielectric deposition
                  -metal deposition
                  -metal etch
                  -seed deposition
                  -tungsten deposition
                  -STI
                  -FET
                  -salicide

Resist and exposure conditions

Frame Specifications Rev. H

C07 Critical Dimension Control

Dielectric CMP Process Control Methodology


HDP oxide and dielectric CMP integration

C07 ET test code (CAPT/SAPT/libraries)

ICBD Reliability Qualification Test Selection Guideline                         Dwg. #A-5951-8868-59
(note already provided during C10 transfer)


Note: recipes and engineering reports have been transferred on an as-needed basis and are tracked of separately by the Technology Transfer Managers. A list of critical reports will be attached to the above at completion of the transfer by the Technology Transfer Managers.


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                                       22

Agreed among:


/s/ Rick Hodgman                    /s/ John Martin                     /s/ Lance Mills
-------------------------------     -------------------------------     -------------------------------
Rick Hodgman                        John Martin                         Lance Mills
General Manager                     Vice President                      Division R&D Manager
Chartered Silicon Partners          Technology Development              Integrated Circuit Business
Pte Ltd                             Chartered Semiconductor             Division
Date:   1 April 1999                Manufacturing Ltd                   Hewlett-Packard Company
                                    Date:   12 April 1999               Date:   31 March 1999


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                                       23

                                     ANNEX C

                     HP-COMPATIBLE PROCESS ROADMAP TEMPLATE


HP-Compatible Process Reference Name: _______________ [E.g. "C10"]

Technology Transfer Managers:

- The Company:           _________________________
- HP:                    _________________________
- CSM (if applicable):   _________________________

HP Specifications for the HP-Compatible Process:

        Electrical Design Rules

        Layout Rules

        Circuit Design Models (Device and Interconnect)

        Artwork Generation Guidelines

Schedule for Milestones and Deliverables for Technology Transfer:

- Company deliverables to HP:


     TASK/ITEM      Completion Date      Company Transfer (Actual)      HP Receipt (Actual)
     ---------      ---------------      -------------------------      -------------------

1.
2.
3.
etc.


- CSM deliverables to HP (if applicable):


     TASK/ITEM      Completion Date      CSM Transfer (Actual)      HP Receipt (Actual)
     ---------      ---------------      ---------------------      -------------------
1.
2.
3.
etc.


- HP deliverables to the Company:


     TASK/ITEM      Completion Date      HP Transfer (Actual)      Company Receipt (Actual)
     ---------      ---------------      --------------------      ------------------------
1.



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                                       24

     TASK/ITEM      Completion Date      HP Transfer (Actual)      Company Receipt (Actual)
     ---------      ---------------      --------------------      ------------------------
2.
3.
etc.

- HP deliverables to CSM (if applicable):


     TASK/ITEM      Completion Date      HP Transfer (Actual)      CSM Receipt (Actual)
     ---------      ---------------      --------------------      --------------------
1.
2.
3.
etc.


Completion of all of the Tasks/Items set forth above in a timely manner shall constitute a "Successful Technology Transfer." A Party to whom Tasks/Items are to be delivered may agree to a later Completion Date.

Completion of delivery of a qualification report with data in the required format and meeting the specifications set forth in the Qualification Specifications in Annex C-2 of the applicable Manufacturing Agreement shall constitute a "Successful GSS Qualification."

Allocation of Expenses

- Expenses to be Paid by HP: [E.g. travel time, living expenses, etc. for certain members of HP team; HP internal expenses for consulting services; expenses related to preparation of artwork for test vehicle, etc.]

- Expenses to be Paid by the Company: [E.g. engineering lots used in development, qualification and process monitoring, reticles and probe card(s) for test vehicles, Company engineering expenses, etc.]

- Expenses to be Paid by CSM (if applicable): [Examples to be determined on a case by case basis.]

Reliability Qualification Specifications

        As governed by "ICBD Reliability Qualification Test Selection Guideline," HP document HP Dwg. #A-5951-8868-59.


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                                       25

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission

                                    ANNEX C-1

                          HP-COMPATIBLE PROCESS ROADMAP


HP-Compatible Process Reference Name:  ****

Technology Transfer Managers:

- The Company:           ROGER SZETO

- HP:                    ED CHEN

- CSM (if applicable):   RAVI SUNDARESAN

HP Specifications for the HP-Compatible Process:

        Electrical Design Rules
        Layout Rules
        Circuit Design Models (Device and Interconnect)
        Artwork Generation Guidelines

Schedule for Milestones and Deliverables for Technology Transfer:

- COMPANY/CSM DELIVERABLES TO HP:


Task                                        Completion    CSM Transfer          HP Receipt
                                            Date          Date (actual)         Date(actual)
1.  Report demonstrating completion         ****
    of ET test programs and functional
    test programs for the test vehicle

2.  Report demonstrating completion         ****
    of SRAM test programs

3.  Report with data on completion          ****
    of C10 process feasibility

4.  Bias tables for C10/G10                 ****
    (same DR, possible different biases)

5.  Design rule specification document,     ****
    HP C10/G10 compatible


--------------------------------------------------------------------------------
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                                       26

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission

Task                                        Completion    CSM Transfer          HP Receipt
                                            Date          Date (actual)         Date(actual)
6.   Report with data on completion         ****
     of C10 process development (i.e.
     process freeze)

7.   Final process freeze for SPICE         ****

8.   Qualification report with data         ****
     in the required format and meeting
     specifications

9.   MR report                              ****


- HP'S DELIVERABLES TO CSM


Task                                Completion            HP Transfer     CSM Receipt
                                    Date                  Date (actual)   Date (actual)

1.  LOR and EDR targets             ****                  ****            ****

2.  Device architecture process     ****                  ****            ****
    including data on films,
    implant dosage and energy,
    thermal cycles and gate
    critical dimensions

3.  Standard device performance     ****                  ****            ****
    characterization curves:
    a)IV curves for active
    transistors
    b)Off-state leakage
    characteristics
    for field transistors
    c)rolloff curves vs L
    drawn and W drawn

4.  Artwork data needed for         ****                  ****            ****
    test vehicle's reticle set
    generation

5.  3 golden wafers with test       ****                  ****            ****
    vehicle from HP to be
    returned within 3 months
    from receipt date


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                                       27

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission

Task                                Completion            HP Transfer     CSM Receipt
                                    Date                  Date (actual)   Date (actual)
6. Schematic diagram and layout     ****
   of SRAM cell

7. Ring oscillator measurements     ****

8. In-line process monitors
   (partially On request
   processed 6 inch wafers for
   C10 correlation)

9. Required critical parameter
   listing
               -  CAPT              ****                  ****            ****
               -  SAPT              ****

10. CAPT and SAPT
    documentation and
    test programs
               - CAPT               ****                  ****            ****
               - SAPT               ****                  ****            ****

11. Test program listing
    and sample of data
    for SRAM                        ****


Completion of all of the Tasks/Items set forth above in a timely manner shall constitute a "Successful Technology Transfer." A Party to whom Tasks/Items are to be delivered may agree to a later Completion Date.

Completion of delivery of a qualification report with data in the required format and meeting the specifications set forth in the Qualification Specifications in Annex C-2 of the applicable Manufacturing Agreement shall constitute a "Successful GSS Qualification."

Allocation of Expenses

- Expenses to be Paid by HP: [E.g. travel time, living expenses, etc. for certain members of HP team; HP internal expenses for consulting services; expenses related to preparation of artwork for test vehicle, etc.]

- Expenses to be Paid by the Company: [E.g. engineering lots used in development, qualification and process monitoring, reticles and probe card(s) for test vehicles, Company engineering expenses, etc.]

- Expenses to be Paid by CSM (if applicable): NONE.


--------------------------------------------------------------------------------
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                                       28

Reliability Qualification Specifications

        As governed by "ICBD Reliability Qualification Test Selection Guideline," HP document HP Dwg. #A-5951-8868-59.


--------------------------------------------------------------------------------
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                                       29

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission

                                 ANNEX C-2 (C07)

                          HP-COMPATIBLE PROCESS ROADMAP

HP-Compatible Process Reference Name: ****

Technology Transfer Managers:

- The Company:           TOM JOY
- HP:                    PHILIPPE WYNS
- CSM (if applicable):   RAVI SUNDARESAN

HP Specifications for the HP-Compatible Process:

        Electrical Design Rules
        Layout Rules
        Circuit Design Models (Device and Interconnect)
        Artwork Generation Guidelines
        Module Transfer Specifications
        Parametric Test Specifications


Schedule for Milestones and Deliverables for Technology Transfer:

- COMPANY DELIVERABLES TO HP:


TASK                                       EXPECTED COMPLETION        ACTUAL TRANSFER
                                           DATE                       DATE
1. Report demonstrating completion         ****
   of ET test programs,  including
   correlation to HP reference

2. Report demonstrating completion         ****
   of SRAM test programs on MOSAID and
   83000, including correlation to
   HP reference

3. Module Certification                    ****                 ****
   (demonstration that the process
   implementation satisfies the "copy
   exact" model and the Module
   Transfer Specifications)


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
REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission

TASK                                       EXPECTED COMPLETION        ACTUAL TRANSFER
                                           DATE                       DATE
4. Report demonstrating                    ****
   completion of C07 process feasibility

5. Bias tables for C07                     ****
   (same DR, possible different biases)

6. Report demonstrating                    ****
   completion of C07 process freeze

7. Report demonstrating suitability        ****
   of  C07 for prototyping activities
   (PP checkpoint)

8. Release to manufacturing (MR)  of       ****
   the C07 process

9. Qualification and MR report             ****


CHECKPOINT REQUIREMENTS

                                           ****


The material used to demonstrate compliance at each checkpoint shall represent the plan of record process. All yield metrics (defect density, survival yield) shall be computed using the same lots.

In the case when not all of the requirements are met, CSP and HP will mutually agree on a resolution to the issue. Such a resolution may include an exception or conditionality and a plan to rectify the deficiency.


--------------------------------------------------------------------------------
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                                       31

REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


- HP'S DELIVERABLES TO CSP


TASK                                        EXPECTED COMPLETION       ACTUAL TRANSFER
                                            DATE                      DATE
1. LOR and EDR targets                      ****                      ****

2. Complete process information, including **** device architecture, equipment recipes, measurement location, values, sampling plans and evaluation methods

3. Standard device performance              ****
   characterization curves:

     -IV curves for active transistors

     -off-state leakage characteristics
      for field transistors

     -rolloff curves vs L and W drawn

4. Artwork data needed for test             ****                        ****
   vehicle's reticle set generation

5. Test vehicle documentation, including    ****
   layout of SRAM cell, test track
   description, schematics, test code,
   specs and hardware description,
   sample of data.

6. Copies of process characterization       ****
   reports as they are generated within
   HP.

7. Golden wafers with test vehicle          ****

8. Ring oscillator measurements             ****

9. In-line process monitors (partially      ****
   processed wafers for C07 process and
   measurement correlation)

10. Required critical parameter listing     ****                      ****

-  CAPT
-  SAPT


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                                       32

TASK                                        EXPECTED COMPLETION       ACTUAL TRANSFER
                                            DATE                      DATE
11. Required test programs                  ****
-   CAPT
-   SAPT

Completion of all of the Tasks/Items set forth above in a timely manner shall constitute a "Successful Technology Transfer." A Party to whom Tasks/Items are to be delivered may agree to a later Completion Date. A change of date may be incorporated by a written agreement by authorized representatives of the parties without requiring a formal amendment to this agreement.

Completion of delivery of a qualification report with data in the required format and meeting the specifications set forth in the Qualification Specifications in Annex C-2 of the applicable Manufacturing Agreement shall constitute a "Successful GSS Qualification."

Agreed among:


/s/ Rick Hodgman                    /s/ John Martin                     /s/ Lance Mills
-------------------------------     -------------------------------     -------------------------------
Rick Hodgman                        John Martin                         Lance Mills
General Manager                     Vice President                      Division R&D Manager
Chartered Silicon Partners          Technology Development              Integrated Circuit Business
Pte Ltd                             Chartered Semiconductor             Division
Date:   1 April 1999                Manufacturing Ltd                   Hewlett-Packard Company
                                    Date:   12 April 1999               Date:   31 March 1999

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